SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  December 13, 1996



                             GRILL CONCEPTS, INC.
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            (Exact name of registrant as specified in its charter)


                                    0-23226
                            ------------------------
                            (Commission File Number)


         Delaware                                          13-3319172
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(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation)



      11661 San Vicente Blvd., Suite 404, Los Angeles, California 90049
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             (Address of principal executive offices) (Zip Code)



     Registrant's telephone number, including area code:  (310) 820-5559



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       (Former name or former address, if changed since last report)














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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     (a) On December 13, 1996, Grill Concepts, Inc. (the "Company") sold 65 shares of Series B Convertible Preferred Stock at $10,000 per share.

     (b)     The securities were sold to an offshore institutional investor.

     (c) The aggregate sales price of such securities was $650,000. A six percent (6%) commission was paid with respect to such sale in addition to a $30,000 expense allowance and a three year warrant exercisable to acquire up to 46,222 shares at $3.00 per share.

     (d) The securities were offered pursuant to Regulation S. The offer was directed exclusively to non-U.S. persons based on representations from the investor that such investor would comply with the provisions of Regulation S. The securities will be held in escrow pending completion of the applicable restricted period.

     (e) The Series B Preferred Shares are convertible into common stock of the Company at a conversion price equal to the lower of (i) $2.50 per share, or
(ii) the average closing bid price of the Company's common stock over the five trading day period preceding conversion multiplied by the following percentage when converted during the period after the issuance of the preferred shares indicated: 61 to 90 days - 85.0%; 91 to 130 days - 83.5%; 131 to 180 days -
82.0%; and, 181 or more days - 80.0%. Conversions of the preferred shares may not exceed 1/3 of the original amount issued commencing after the 60th day following the date of issuance, 2/3 of the original amount commencing after the 75th day following issuance and all of the preferred shares may be converted after the 90th day following issuance.

     Any conversions for which the conversion price is less than $1.00 per share shall be subject to the right of the Company to redeem the preferred shares at $10,600 per share if notice of conversion is submitted prior to the 90th day following the issuance of the preferred shares and at $11,000 per share where notice of conversion is submitted on or after 90 days following issuance.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits

             Exhibit No.                 Description
             -----------                 -----------

                 3.1 Certificate of Designation fixing terms of Series B Preferred Stock
                 4.1       Warrant Agreement dated December 13, 1996














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
                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GRILL CONCEPTS, INC.
                                            (REGISTRANT)


Date:  December 19, 1996                By: /s/ Robert Spivak
                                           -----------------------------------
                                            Robert Spivak, President














































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